UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02032

MFS SERIES TRUST XVI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

June 30, 2015

MFS® GLOBAL MULTI-ASSET FUND

GMA-ANN

MFS® GLOBAL MULTI-ASSET FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy stumbled slightly in the first quarter of 2015, held back by a strong dollar, weak overseas demand and harsh winter weather that hurt domestic consumption. However, growth resumed in the second quarter.

Other major economies and regions have struggled, leading central banks to step up their efforts to stimulate economic growth. The European Central Bank’s quantitative easing program has begun to make an impact. However, risks associated with a potential Greek debt default and potential eurozone exit have weighed on business and investor confidence.

Despite the People’s Bank of China’s targeted stimulative actions, China’s economic growth rate has continued to decelerate to multidecade lows, and Chinese equity markets are beginning to show signs of strain.

The world’s financial markets have become increasingly complex in recent years. Now, more than ever, it is important to understand companies on a global basis. At MFS®, we believe our integrated research platform, collaborative culture, active risk management process and long-term focus give us a research advantage.

As investors, we aim to add long-term value. We believe this approach will serve you well as you work with your financial advisor to reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

August 14, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)		Net Market Exposure (c)
Equities	Europe ex-U.K.	4.7%	13.3%		18.0%
	U.S. Large Cap	14.7%	(5.7)%		9.0%
	Emerging Markets	1.8%	6.7%		8.5%
	Japan	2.1%	1.0%		3.1%
	United Kingdom	2.1%	(0.4)%		1.7%
	Asia/Pacific ex-Japan	1.2%	0.0%	(o)	1.2%
	U.S. Small/Mid Cap	2.9%	(3.7)%		(0.8)%
	North America ex-U.S.	0.4%	(5.9)%		(5.5)%
	Total	29.9%	5.3%		35.2%
Fixed Income (excluding inflation-adjusted)	U.S.	16.9%	16.6%		33.5%
	Asia/Pacific ex-Japan	1.7%	7.8%		9.5%
	United Kingdom	2.3%	1.3%		3.6%
	Emerging Markets	2.0%	0.0%		2.0%
	Supranational	0.2%	0.0%		0.2%
	Europe ex-U.K.	10.2%	(11.8)%		(1.6)%
	North America ex-U.S.	1.8%	(9.0)%		(7.2)%
	Japan	3.7%	(17.6)%		(13.9)%
	Total	38.8%	(12.7)%		26.1%
Commodity-related	Commodity-related	15.3%	0.0%		15.3%
Fixed Income (inflation-adjusted)	U.S.	14.6%	0.0%		14.6%
Real Estate-related	U.S.	3.1%	0.0%		3.1%
	Non-U.S.	2.4%	0.0%		2.4%
	Total	5.5%	0.0%		5.5%
Cash	Cash & Equivalents (d)	(9.5)%	3.6%		(5.9)%
	Derivative Offsets (e)	1.8%	7.4%		9.2%
	Total	(7.7)%	11.0%		3.3%
Total Net Exposure Summary		96.4%	3.6%		100.0%

Portfolio Composition – continued

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	30%	0 to 60%
Fixed income (excluding inflation-adjusted)	35%	0 to 70%
Fixed income (inflation-adjusted)	15%	-5 to 35%
Commodity-related	15%	N/A
Real Estate-related	5%	-10 to 20%

Top ten holdings (c)

U.S. Treasury Note 10 yr Future SEP 2015	16.1%
Australian Treasury Bond 10 yr Future SEP 2015	7.8%
MSCI Taiwan Index Future JUL 2015	4.6%
Hang Seng Index Future JUL 2015	4.3%
ASX SPI 200 Index Future SEP 2015	(5.3)%
S&P/TSE 60 Index Future SEP 2015	(5.9)%
E-Mini S&P 500 Index Future SEP 2015	(6.4)%
Canadian Government Bond 10 yr Future SEP 2015	(9.0)%
German Euro Bund Future SEP 2015	(11.1)%
Japanese Government Bond 10 yr Future SEP 2015	(17.6)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, and the unrealized gain or loss in connection with forward foreign currency exchange contracts. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and the Notes to Financial Statements for additional information related to risks associated with forward foreign currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions. Please see the Notes to Financial Statements for additional information related to risks associated with the fund’s derivative positions.
(o)	Less than 0.1%.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Portfolio Composition – continued

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages of real estate-related investments reflect exposure to the underlying holdings of the MFS Global Real Estate Fund and not to the exposure from investing directly in the fund itself. Percentages of commodity-related investments reflect exposure to the aggregate underlying holdings of the MFS Commodity Strategy Fund and its wholly-owned subsidiary and not to the exposure from investing directly in the MFS Commodity Strategy Fund itself.

Percentages are based on net assets as of 6/30/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2015, Class A shares of the MFS Global Multi-Asset Fund (“fund”) provided a total return of –2.56%, at net asset value. This compares with return of 1.23% for the fund’s benchmark, the MSCI All Country World Index. The fund’s other benchmarks, the MFS Global Multi-Asset Fund Blended Hedged Index (“Blended Hedged Index”) and the MFS Global Multi-Asset Fund Blended Index (“Blended Index”), generated total returns of –0.34% and –6.12%, respectively. The Blended Hedged Index and Blended Index reflect the blended returns of equity, fixed income, real estate, and commodity market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by (1) strategically allocating the fund’s assets to a mix of asset classes, (2) selecting individual securities of U.S. and foreign issuers within those asset classes, and (3) tactically managing the fund’s exposure to asset classes, markets, and currencies primarily using derivative instruments.

Market Environment

A generally risk-friendly environment prevailed in the first half of the period and any market setbacks, triggered by global growth concerns, were short-lived as central banks responded and kept monetary policy accommodative. For example, the US tempered rate hike expectations while Japan, Europe and China provided fresh stimulus measures which ultimately supported risk assets. Early in the second half of the period, the European Central Bank cut policy interest rates and announced non-conventional easing measures, pushing yields on a significant portion of Euro zone sovereign bonds deeper into negative territory, a notable highlight amid a mini-wave of global easing due to declining inflation and inflation expectations.

A dominant trend for most of the period was the ongoing rise in US equities. Until early in the second half of the period, this was paired with a decline in US and global bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, notably US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. In the second half of the period, global sovereign bond yields rose, shrugging off concerns over a Greek debt default. The rise tempered the equity advance, as odds of a 2015 US Federal Reserve rate hike increased. At the end of the period, the stronger US dollar slowed revenues in many US-based multinational companies.

Factors Affecting Performance

Over the reporting period, the fund underperformed the Blended Hedged Index on the absolute basis. The fund’s exposure to commodities was a primary detractor from results as the asset class turned in negative performance. Additionally, investment in global bonds also weighed on returns as fixed income market depreciated during the period. Conversely, investment in equity securities aided results as equity market appreciated.

Management Review – continued

Overall, the tactical allocation overlay aided returns during the reporting period. The fund was positively impacted by long positions in sovereign bond futures in the United States and United Kingdom and short exposure to Japanese bond futures. The fund’s exposure to equities by way of index futures, primarily China and North America, aided results. The fund’s positive exposure to Europe ex-U.K., via index futures, led by long positions in Spain, Italy and Germany, weighed on performance. The currency portion of the overlay detracted during the period led by the fund’s long exposure to Norwegian Krone, Japanese Yen and Swedish Krone that outweighed positive impacts from short exposure to weak-performing euro and Swiss Franc. Additionally, the fund’s passive hedges aided results.

Respectfully,

Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 6/30/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	3/30/11	(2.56)%	1.10%
B	3/30/11	(3.39)%	0.33%
C	3/30/11	(3.29)%	0.33%
I	3/30/11	(2.32)%	1.34%
R1	3/30/11	(3.28)%	0.34%
R2	3/30/11	(2.89)%	0.83%
R3	3/30/11	(2.66)%	1.07%
R4	3/30/11	(2.32)%	1.34%
R5	11/01/12	(2.30)%	2.90%
Comparative benchmarks
MSCI All Country World Index (f)		1.23%	8.22%
MFS Global Multi-Asset Fund Blended Hedged Index (f)(u)		(0.34)%	4.07%
MFS Global Multi-Asset Fund Blended Index (f)(w)		(6.12)%	2.10%
Barclays Global Aggregate Bond Index (Hedged) (f)		2.96%	4.27%
Barclays Global Aggregate Bond Index (f)		(7.09)%	0.83%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (f)		(1.73)%	3.04%
Bloomberg Commodity Index (f)		(23.71)%	(10.69)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		0.41%	8.36%
FTSE EPRA/NAREIT Developed Real Estate Index (Hedged) (f)		7.11%	10.77%
MSCI All Country World Index (Hedged) (f)		8.22%	10.46%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(8.16)%	(0.30)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.07)%	(0.12)%
C With CDSC (1% for 12 months) (v)		(4.21)%	0.33%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(u)

Effective July 1, 2014, the MFS Global Multi-Asset Fund Blended Hedged Index was added as the fund’s other benchmark. As of June 30, 2015, the MFS Global Multi-Asset Fund Blended Hedged Index was comprised of 35% Barclays Global Aggregate Bond Index (Hedged), 30%

Performance Summary – continued

MSCI All Country World Index (Hedged), 15% Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 15% Bloomberg Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index (Hedged).
(v)	Assuming redemption at the end of the applicable period.
(w)	As of June 30, 2015, the MFS Global Multi-Asset Fund Blended Index was comprised of 35% Barclays Global Aggregate Index, 30% MSCI All Country World Index, 15% Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 15% Bloomberg Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index – a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Global Aggregate Bond Index (Hedged) – a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index – measures the performance of inflation-protected securities issued by the U.S. Treasury.

Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index) – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

FTSE EPRA/NAREIT Developed Real Estate Index (Hedged) – measures the currency-hedged performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI All Country World Index (Hedged) – a market capitalization-weighted index that is designed to measure the currency-hedged equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, January 1, 2015 through June 30, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2015 through June 30, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 1/01/15	Ending Account Value 6/30/15	Expenses Paid During Period (p) 1/01/15-6/30/15
A	Actual	1.27%	$1,000.00	$1,013.68	$6.34
	Hypothetical (h)	1.27%	$1,000.00	$1,018.50	$6.36
B	Actual	2.02%	$1,000.00	$1,008.54	$10.06
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
C	Actual	2.02%	$1,000.00	$1,009.62	$10.07
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
I	Actual	1.02%	$1,000.00	$1,014.69	$5.10
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11
R1	Actual	2.02%	$1,000.00	$1,009.59	$10.07
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
R2	Actual	1.52%	$1,000.00	$1,011.60	$7.58
	Hypothetical (h)	1.52%	$1,000.00	$1,017.26	$7.60
R3	Actual	1.27%	$1,000.00	$1,012.65	$6.34
	Hypothetical (h)	1.27%	$1,000.00	$1,018.50	$6.36
R4	Actual	1.02%	$1,000.00	$1,014.69	$5.10
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11
R5	Actual	0.97%	$1,000.00	$1,013.63	$4.84
	Hypothetical (h)	0.97%	$1,000.00	$1,019.98	$4.86

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

6/30/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 43.2%
Issuer	Shares/Par		Value ($)
Asset-Backed & Securitized - 1.8%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49		$62,408	$65,026
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49		30,000	31,123
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/48		30,955	31,736
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.89%, 6/15/39		32,000	33,036
Credit Suisse Mortgage Capital Certificate, 5.311%, 12/15/39		41,955	43,375
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39		25,000	26,108
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/48		40,000	40,424
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.961%, 6/15/49		63,042	66,749
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.961%, 6/15/49		40,577	42,330
Morgan Stanley Capital I Trust, “AM”, FRN, 5.866%, 4/15/49		30,000	31,261
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.149%, 2/15/51		49,237	51,751
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/48		35,606	36,150

			$499,069
Automotive - 0.3%
General Motors Co., 5.2%, 4/01/45		$19,000	$18,818
General Motors Financial Co., Inc., 3.45%, 4/10/22		11,000	10,778
Lear Corp., 5.375%, 3/15/24		5,000	5,075
Lear Corp., 5.25%, 1/15/25		10,000	9,825
Renault S.A., 3.625%, 9/19/18	EUR	15,000	18,006
Volkswagen International Finance N.V., 3.875% to 9/04/18, FRN to 9/29/49	EUR	10,000	11,647

			$74,149
Biotechnology - 0.1%
Life Technologies Corp., 6%, 3/01/20		$32,000	$35,996

Broadcasting - 0.0%
ProSiebenSat.1 Media AG, 2.625%, 4/15/21	EUR	10,000	$11,582

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - 0.3%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		$22,000	$22,715
Building Materials Holding Corp., 6.75%, 5/01/21 (n)		21,000	21,893
Mohawk Industries, Inc., 6.125%, 1/15/16		19,000	19,497
Owens Corning, Inc., 4.2%, 12/15/22		4,000	4,054

			$68,159
Business Services - 0.2%
Fidelity National Information Services, Inc., 3.875%, 6/05/24		$25,000	$24,672
Fiserv, Inc., 2.7%, 6/01/20		22,000	21,958

			$46,630
Cable TV - 0.4%
Comcast Corp., 4.65%, 7/15/42		$16,000	$16,040
Cox Communications, Inc., 3.25%, 12/15/22 (n)		12,000	11,439
NBCUniversal Media LLC, 5.15%, 4/30/20		25,000	28,077
Shaw Communications, Inc., 5.65%, 10/01/19	CAD	10,000	9,121
SIRIUS XM Radio, Inc., 5.75%, 8/01/21 (n)		$35,000	35,963
Time Warner Cable, Inc., 4.5%, 9/15/42		5,000	4,079

			$104,719
Chemicals - 0.3%
Celanese U.S. Holdings LLC, 4.625%, 11/15/22		$22,000	$21,780
CF Industries, Inc., 5.15%, 3/15/34		28,000	27,656
LyondellBasell Industries N.V., 4.625%, 2/26/55		20,000	17,613

			$67,049
Computer Software - 0.0%
VeriSign, Inc., 4.625%, 5/01/23		$5,000	$4,806

Computer Software - Systems - 0.1%
Apple, Inc., 2.7%, 5/13/22		$15,000	$14,847

Conglomerates - 0.0%
Roper Industries, Inc., 1.85%, 11/15/17		$5,000	$5,033

Consumer Products - 0.0%
Newell Rubbermaid, Inc., 4%, 12/01/24		$11,000	$11,142

Consumer Services - 0.0%
Service Corp. International, 5.375%, 5/15/24		$10,000	$10,450

Containers - 0.3%
Ball Corp., 5%, 3/15/22		$5,000	$5,013
Ball Corp., 4%, 11/15/23		7,000	6,493

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Containers - continued
Ball Corp., 5.25%, 7/01/25		$5,000	$4,944
Rexam PLC, 6.75% to 6/29/17, FRN to 6/29/67	EUR	50,000	56,439

			$72,889
Electrical Equipment - 0.0%
Arrow Electronics, Inc., 3.5%, 4/01/22		$4,000	$3,937
Molex Electronic Technologies LLC, 3.9%, 4/15/25 (n)		5,000	4,845

			$8,782
Electronics - 0.0%
Tyco Electronics Group S.A., 2.375%, 12/17/18		$11,000	$11,124

Emerging Market Quasi-Sovereign - 0.3%
NOVA Chemicals Corp., 5.25%, 8/01/23 (n)		$45,000	$45,675
Petroleos Mexicanos, 3.125%, 1/23/19		12,000	12,114
Petroleos Mexicanos, 5.5%, 1/21/21		20,000	21,690

			$79,479
Emerging Market Sovereign - 1.0%
Nota do Tesouro Nacional, 10%, 1/01/25	BRL	565,000	$157,263
Republic of Indonesia, 7.875%, 4/15/19	IDR	596,000,000	44,312
Republic of Indonesia, 8.375%, 3/15/24	IDR	563,000,000	42,245
Republic of Turkey, 8%, 2/14/34		$20,000	25,790

			$269,610
Energy - Independent - 0.1%
Cimarex Energy Co., 4.375%, 6/01/24		$15,000	$14,815
Concho Resources, Inc., 6.5%, 1/15/22		15,000	15,638

			$30,453
Energy - Integrated - 0.0%
Shell International Finance B.V., 2.125%, 5/11/20		$12,000	$11,974

Financial Institutions - 0.3%
CIT Group, Inc., 3.875%, 2/19/19		$32,000	$31,760
Icahn Enterprises LP, 5.875%, 2/01/22		23,000	23,431
International Lease Finance Corp., 7.125%, 9/01/18 (n)		13,000	14,495
SLM Corp., 6.25%, 1/25/16		10,000	10,200
SLM Corp., 4.875%, 6/17/19		2,000	1,980

			$81,866
Food & Beverages - 0.3%
Constellation Brands, Inc., 4.25%, 5/01/23		$20,000	$19,700
J.M. Smucker Co., 2.5%, 3/15/20 (n)		27,000	26,843

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Beverages - continued
J.M. Smucker Co., 4.375%, 3/15/45 (n)		$2,000	$1,841
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (z)		5,000	4,942
Kraft Heinz Co., 5%, 7/15/35 (n)		3,000	3,036
Tyson Foods, Inc., 5.15%, 8/15/44		3,000	3,085
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)		5,000	5,091
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)		6,000	6,183

			$70,721
Food & Drug Stores - 0.2%
CVS Health Corp., 3.375%, 8/12/24		$16,000	$15,721
Loblaw Cos. Ltd., 4.86%, 9/12/23	CAD	10,000	8,972
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19		$16,000	16,021

			$40,714
Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)		$25,000	$27,907

Gaming & Lodging - 0.1%
Host Hotels & Resorts, Inc., 4%, 6/15/25		$7,000	$6,948
Wyndham Worldwide Corp., 5.625%, 3/01/21		11,000	12,049

			$18,997
Insurance - 0.6%
American International Group, Inc., 4.875% to 3/15/17, FRN to 3/15/67	EUR	50,000	$57,303
Aviva PLC, 5.7% to 9/29/15, FRN to 9/29/49	EUR	10,000	11,233
CNP Assurances S.A., 6% to 9/14/20, FRN to 9/14/40	EUR	50,000	62,432
UnumProvident Corp., 6.85%, 11/15/15 (n)		$20,000	20,418

			$151,386
Insurance - Property & Casualty - 0.2%
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67		$40,000	$41,960
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18		6,000	6,108

			$48,068
International Market Quasi-Sovereign - 0.1%
Statoil A.S.A., 4.25%, 11/23/41		$20,000	$19,493
Statoil A.S.A., FRN, 0.563%, 5/15/18		11,000	10,981

			$30,474
International Market Sovereign - 13.0%
Buoni Poliennali del Tesoro, 5.5%, 9/01/22	EUR	96,000	$132,669
Commonwealth of Australia, 5.75%, 5/15/21	AUD	188,000	170,755
Federal Republic of Germany, 6.25%, 1/04/30	EUR	24,000	44,872

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Federal Republic of Germany, 2.5%, 7/04/44	EUR	41,000	$55,739
Government of Canada, 4.25%, 6/01/18	CAD	81,000	71,908
Government of Canada, 3.25%, 6/01/21	CAD	12,000	10,816
Government of Canada, 2.5%, 6/01/24	CAD	76,000	65,386
Government of Canada, 5.75%, 6/01/33	CAD	53,000	64,875
Government of Canada, 4%, 6/01/41	CAD	17,000	18,030
Government of Japan, 2%, 3/20/52	JPY	3,000,000	27,649
Government of Japan, 1.1%, 6/20/20	JPY	26,950,000	230,850
Government of Japan, 2.1%, 9/20/24	JPY	25,850,000	243,632
Government of Japan, 2.2%, 9/20/27	JPY	19,250,000	186,719
Government of Japan, 1.5%, 3/20/34	JPY	18,000,000	156,602
Government of Japan, 2.4%, 3/20/37	JPY	6,200,000	61,253
Government of Japan, 1.8%, 3/20/43	JPY	1,000,000	8,898
Government of New Zealand, 5.5%, 4/15/23	NZD	181,000	141,130
Government of Norway, 3.75%, 5/25/21	NOK	668,000	96,485
Government of Norway, 3%, 3/14/24	NOK	397,000	55,637
Kingdom of Belgium, 4%, 3/28/32	EUR	60,000	88,503
Kingdom of Denmark, 1.5%, 11/15/23	DKK	184,000	29,152
Kingdom of Spain, 5.4%, 1/31/23	EUR	22,000	30,469
Kingdom of Spain, 5.5%, 7/30/17	EUR	122,000	150,221
Kingdom of Spain, 4.6%, 7/30/19	EUR	174,000	222,047
Kingdom of Sweden, 3.5%, 6/01/22	SEK	220,000	31,648
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	56,000	93,289
Republic of France, 6%, 10/25/25	EUR	102,000	166,925
Republic of France, 4.75%, 4/25/35	EUR	15,000	24,570
Republic of France, 4.5%, 4/25/41	EUR	28,000	46,283
Republic of Ireland, 5.4%, 3/13/25 (e)	EUR	16,000	23,756
Republic of Italy, 5.25%, 8/01/17	EUR	219,000	268,470
Republic of Italy, 3.75%, 3/01/21	EUR	120,000	150,646
United Kingdom Treasury, 5%, 3/07/18	GBP	82,000	143,193
United Kingdom Treasury, 4.25%, 12/07/27	GBP	17,000	32,447
United Kingdom Treasury, 4.25%, 3/07/36	GBP	71,000	140,187
United Kingdom Treasury, 3.25%, 1/22/44	GBP	30,000	51,992
United Kingdom Treasury, 3.75%, 7/22/52	GBP	13,000	25,633

			$3,563,336
Major Banks - 1.3%
Bank of America Corp., 7.625%, 6/01/19		$25,000	$29,667
Bank of America Corp., 4.125%, 1/22/24		12,000	12,298
Bank of America Corp., 3.95%, 4/21/25		7,000	6,742
Bank of America Corp., FRN, 6.1%, 12/29/49		8,000	7,900
Bank of America Corp., FRN, 5.2%, 12/31/49		3,000	2,869
Credit Agricole S.A., 7.875% to 10/26/19, FRN to 10/29/49	EUR	50,000	66,264

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
Goldman Sachs Group, Inc., 5.75%, 1/24/22		$12,000	$13,650
Goldman Sachs Group, Inc., 3.5%, 1/23/25		28,000	27,154
JPMorgan Chase & Co., 4.25%, 10/15/20		27,000	28,870
JPMorgan Chase & Co., 3.125%, 1/23/25		17,000	16,231
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49		12,000	12,821
Morgan Stanley, 2.2%, 12/07/18		9,000	9,051
Morgan Stanley, 3.95%, 4/23/27		9,000	8,486
Morgan Stanley, 4.3%, 1/27/45		6,000	5,606
PNC Financial Services Group, Inc., FRN, 6.75%, 12/31/49		25,000	27,688
Regions Financial Corp., 2%, 5/15/18		14,000	13,991
Wells Fargo & Co., 3%, 2/19/25		14,000	13,408
Wells Fargo & Co., 4.1%, 6/03/26		25,000	25,105
Wells Fargo & Co., 5.875% to 6/15/25, FRN to 12/29/49		6,000	6,143
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49		12,000	12,030

			$345,974
Medical & Health Technology & Services - 0.3%
Becton, Dickinson and Co., 3.734%, 12/15/24		$3,000	$2,990
Express Scripts Holding Co., 2.65%, 2/15/17		40,000	40,716
Fresenius US Finance II, Inc., 4.25%, 2/01/21 (n)		3,000	3,008
HCA, Inc., 4.75%, 5/01/23		20,000	20,250
Laboratory Corp. of America Holdings, 3.2%, 2/01/22		10,000	9,859
Laboratory Corp. of America Holdings, 4.7%, 2/01/45		13,000	11,907

			$88,730
Medical Equipment - 0.1%
Medtronic, Inc., 3.5%, 3/15/25		$16,000	$15,945
Medtronic, Inc., 3.5%, 3/15/25 (n)		11,000	10,962
Zimmer Holdings, Inc., 4.25%, 8/15/35		5,000	4,621

			$31,528
Metals & Mining - 0.6%
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)		$17,000	$17,922
Cameco Corp., 5.67%, 9/02/19	CAD	20,000	18,132
Kinross Gold Corp., 5.95%, 3/15/24		$13,000	12,334
Plains Exploration & Production Co., 6.875%, 2/15/23		31,000	33,248
Southern Copper Corp., 6.75%, 4/16/40		11,000	11,360
Southern Copper Corp., 5.875%, 4/23/45		24,000	22,829
Xstrata Finance (Canada) Ltd., 5.25%, 6/13/17	EUR	50,000	60,635

			$176,460
Midstream - 0.5%
Access Midstream Partner LP, 4.875%, 3/15/24		$10,000	$9,825
El Paso Corp., 7.75%, 1/15/32		5,000	5,730

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Midstream - continued
Enbridge, Inc., 3.19%, 12/05/22	CAD	10,000	$8,002
Energy Transfer Equity LP, 5.5%, 6/01/27		$5,000	4,988
Energy Transfer Partners LP, 4.65%, 6/01/21		27,000	27,711
Energy Transfer Partners LP, 3.6%, 2/01/23		10,000	9,470
Enterprise Products Operating LLC, 1.65%, 5/07/18		12,000	11,988
Enterprise Products Operating LLC, 3.9%, 2/15/24		6,000	6,025
Enterprise Products Operating LLC, 4.85%, 3/15/44		5,000	4,702
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44		12,000	10,901
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/24		15,000	14,663
Sabine Pass Liquefaction LLC, 5.625%, 3/01/25 (n)		2,000	1,980
Sunoco Logistics Partners LP, 5.3%, 4/01/44		7,000	6,373
Sunoco Logistics Partners LP, 5.35%, 5/15/45		4,000	3,652
Williams Cos., Inc., 3.7%, 1/15/23		21,000	19,553

			$145,563
Mortgage-Backed - 1.4%
Fannie Mae, 5.157%, 2/01/16		$20,003	$20,083
Fannie Mae, 5.733%, 7/01/16		23,444	24,074
Fannie Mae, 5.05%, 1/01/17		27,637	28,807
Fannie Mae, 4.5%, 3/01/34		69,034	75,220
Fannie Mae, 5.5%, 1/01/37		11,713	13,184
Fannie Mae, 6%, 12/01/37 - 6/01/38		9,913	11,254
Fannie Mae, 4%, 2/01/41		32,749	34,918
Fannie Mae, 3.5%, 5/01/43		69,629	72,073
Freddie Mac, 3.3%, 4/25/23		50,325	52,550
Freddie Mac, 3.458%, 8/25/23		50,325	52,922

			$385,085
Network & Telecom - 0.3%
AT&T, Inc., 4.75%, 5/15/46		$10,000	$9,100
British Telecom PLC, 5.75%, 12/07/28	GBP	5,000	9,374
CenturyLink, Inc., 7.6%, 9/15/39		$17,000	15,406
Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	5,000	7,220
Verizon Communications, Inc., 4.5%, 9/15/20		$5,000	5,394
Verizon Communications, Inc., 5.15%, 9/15/23		11,000	12,043
Verizon Communications, Inc., 6.4%, 9/15/33		9,000	10,313
Verizon Communications, Inc., 5.05%, 3/15/34		9,000	9,061
Verizon Communications, Inc., 6.55%, 9/15/43		12,000	14,037

			$91,948
Oils - 0.0%
Valero Energy Corp., 4.9%, 3/15/45		$9,000	$8,434

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - 0.2%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)		$20,000	$21,325
Capital One Financial Corp., 3.2%, 2/05/25		12,000	11,351
Citigroup, Inc., 8.5%, 5/22/19		14,000	17,076
Discover Bank, 4.25%, 3/13/26		8,000	7,904
Rabobank Nederland N.V., 4%, 9/19/22	GBP	5,000	8,471

			$66,127
Pharmaceuticals - 0.6%
AbbVie, Inc., 2.5%, 5/14/20		$18,000	$17,815
Actavis Funding SCS, 3.8%, 3/15/25		6,000	5,894
Actavis Funding SCS, 4.85%, 6/15/44		2,000	1,930
Bayer AG, 3% to 7/01/20, FRN to 7/01/75	EUR	20,000	22,565
Celgene Corp., 1.9%, 8/15/17		$13,000	13,135
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)		15,000	15,875
Gilead Sciences, Inc., 2.35%, 2/01/20		15,000	15,054
Gilead Sciences, Inc., 4.5%, 2/01/45		7,000	6,973
Hospira, Inc., 5.2%, 8/12/20		4,000	4,471
Mylan, Inc., 2.55%, 3/28/19		4,000	3,965
Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21 (n)		27,000	27,608
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)		10,000	10,625
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17		12,000	12,014

			$157,924
Precious Metals & Minerals - 0.0%
Teck Resources Ltd., 5.4%, 2/01/43		$2,000	$1,491

Printing & Publishing - 0.1%
Gannett Co., Inc., 5.125%, 10/15/19		$15,000	$15,450
Moody’s Corp., 4.875%, 2/15/24		16,000	17,185

			$32,635
Real Estate - Apartment - 0.0%
Deutsche Annington Immobilien SE, 2.125%, 7/09/22	EUR	10,000	$11,307

Real Estate - Healthcare - 0.0%
HCP, Inc., REIT, 3.875%, 8/15/24		$7,000	$6,831

Real Estate - Office - 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/23		$14,000	$13,609

Real Estate - Retail - 0.1%
Hammerson PLC, REIT, 6%, 2/23/26	GBP	5,000	$9,630
Simon Property Group, Inc., REIT, 5.65%, 2/01/20		$25,000	28,492

			$38,122

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Restaurants - 0.0%
YUM! Brands, Inc., 5.35%, 11/01/43		$8,000	$7,680

Retailers - 0.4%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44		$10,000	$9,928
Best Buy Co., Inc., 5.5%, 3/15/21		19,000	19,705
Dollar General Corp., 3.25%, 4/15/23		15,000	14,291
Gap, Inc., 5.95%, 4/12/21		30,000	33,879
Limited Brands, Inc., 7%, 5/01/20		25,000	28,313

			$106,116
Supranational - 0.1%
International Bank for Reconstruction and Development, 4.25%, 6/24/25	AUD	10,000	$8,148
International Finance Corp., 3.25%, 7/22/19	AUD	15,000	11,813

			$19,961
Telecommunications - Wireless - 0.5%
America Movil S.A.B. de C.V., 4.75%, 6/28/22	EUR	50,000	$67,338
American Tower Corp., REIT, 4.7%, 3/15/22		$4,000	4,171
American Tower Corp., REIT, 3.5%, 1/31/23		11,000	10,566
Crown Castle International Corp., 5.25%, 1/15/23		18,000	18,131
T-Mobile USA, Inc., 6.25%, 4/01/21		22,000	22,550

			$122,756
Telephone Services - 0.1%
TELUS Corp., 5.05%, 7/23/20	CAD	20,000	$18,102

Tobacco - 0.2%
Altria Group, Inc., 2.85%, 8/09/22		$30,000	$28,836
Lorillard Tobacco Co., 8.125%, 6/23/19		11,000	13,031
Reynolds American, Inc., 3.25%, 6/12/20		7,000	7,090
Reynolds American, Inc., 4%, 6/12/22		7,000	7,150
Reynolds American, Inc., 5.7%, 8/15/35		4,000	4,147

			$60,254
Transportation - Services - 0.2%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)		$5,000	$5,122
ERAC USA Finance Co., 7%, 10/15/37 (n)		35,000	42,782

			$47,904
U.S. Government Agencies and Equivalents - 0.3%
Small Business Administration, 4.57%, 6/01/25		$36,506	$39,132
Small Business Administration, 2.22%, 3/01/33		33,536	32,966

			$72,098

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - 15.4%
U.S. Treasury Bonds, 5.25%, 2/15/29	$36,000	$46,977
U.S. Treasury Bonds, 4.5%, 8/15/39	137,000	171,475
U.S. Treasury Bonds, 3.625%, 2/15/44	28,000	30,785
U.S. Treasury Bonds, TIPS, 0.75%, 2/15/45	58,276	53,231
U.S. Treasury Bonds, TIPS, 0.125%, 7/15/24 (f)	198,290	193,379
U.S. Treasury Bonds, TIPS, 0.25%, 1/15/25	116,874	114,637
U.S. Treasury Bonds, TIPS, 0.125%, 4/15/17 (f)	194,796	197,444
U.S. Treasury Bonds, TIPS, 1.625%, 1/15/18	64,374	68,020
U.S. Treasury Bonds, TIPS, 0.125%, 4/15/20	92,041	92,782
U.S. Treasury Bonds, TIPS, 1.125%, 1/15/21 (f)	154,666	163,595
U.S. Treasury Bonds, TIPS, 0.375%, 7/15/23	156,569	157,131
U.S. Treasury Bonds, TIPS, 0.625%, 1/15/24	188,606	191,818
U.S. Treasury Bonds, TIPS, 2.375%, 1/15/25	138,071	162,427
U.S. Treasury Bonds, TIPS, 2%, 1/15/26	116,823	134,109
U.S. Treasury Bonds, TIPS, 2.375%, 1/15/27 (f)	57,488	68,784
U.S. Treasury Bonds, TIPS, 1.75%, 1/15/28	76,797	86,997
U.S. Treasury Bonds, TIPS, 3.625%, 4/15/28 (f)	57,051	77,732
U.S. Treasury Bonds, TIPS, 2.5%, 1/15/29 (f)	53,998	66,548
U.S. Treasury Bonds, TIPS, 3.875%, 4/15/29	51,812	73,387
U.S. Treasury Bonds, TIPS, 3.375%, 4/15/32	31,991	45,097
U.S. Treasury Bonds, TIPS, 2.125%, 2/15/40	41,597	51,226
U.S. Treasury Bonds, TIPS, 2.125%, 2/15/41 (f)	38,895	48,245
U.S. Treasury Bonds, TIPS, 0.75%, 2/15/42	110,990	101,998
U.S. Treasury Bonds, TIPS, 0.625%, 2/15/43	64,833	57,478
U.S. Treasury Bonds, TIPS, 1.375%, 2/15/44	76,139	81,279
U.S. Treasury Notes, TIPS, 2.5%, 7/15/16	43,348	44,956
U.S. Treasury Notes, TIPS, 2.375%, 1/15/17	44,583	46,760
U.S. Treasury Notes, TIPS, 2.625%, 7/15/17	66,212	71,048
U.S. Treasury Notes, TIPS, 0.125%, 4/15/18 (f)	211,871	215,198
U.S. Treasury Notes, TIPS, 1.375%, 7/15/18	75,706	80,290
U.S. Treasury Notes, TIPS, 2.125%, 1/15/19	70,528	76,793
U.S. Treasury Notes, TIPS, 0.125%, 4/15/19	190,839	193,314
U.S. Treasury Notes, TIPS, 1.875%, 7/15/19	57,621	62,794
U.S. Treasury Notes, TIPS, 1.375%, 1/15/20 (f)	72,212	77,199
U.S. Treasury Notes, TIPS, 1.25%, 7/15/20	152,969	163,677
U.S. Treasury Notes, TIPS, 0.625%, 7/15/21	166,912	172,284
U.S. Treasury Notes, TIPS, 0.125%, 1/15/22 (f)	148,440	147,106
U.S. Treasury Notes, TIPS, 0.125%, 7/15/22 (f)	156,387	155,202
U.S. Treasury Notes, TIPS, 0.125%, 1/15/23 (f)	178,355	175,206

		$4,218,408
Utilities - Electric Power - 0.3%
Alabama Power Co., 4.15%, 8/15/44	$4,000	$3,828
CMS Energy Corp., 5.05%, 3/15/22	15,000	16,507

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
E.ON International Finance B.V., 6.375%, 6/07/32	GBP	5,000	$9,717
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24		$3,000	3,036
PPL Capital Funding, Inc., 5%, 3/15/44		6,000	6,305
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)		4,000	4,425
Progress Energy, Inc., 7.05%, 3/15/19		30,000	34,810

			$78,628
Total Bonds (Identified Cost, $12,190,137)			$11,825,086

Common Stocks - 30.0%
Aerospace - 0.8%
Honeywell International, Inc.		656	$66,892
Northrop Grumman Corp.		399	63,293
Rockwell Collins, Inc.		334	30,845
United Technologies Corp.		503	55,798

			$216,828
Apparel Manufacturers - 0.6%
Burberry Group PLC		1,279	$31,571
Global Brands Group Holding Ltd. (a)		96,000	20,187
LVMH Moet Hennessy Louis Vuitton S.A.		381	66,751
PVH Corp.		313	36,058

			$154,567
Automotive - 0.5%
Delphi Automotive PLC		502	$42,715
DENSO Corp.		1,200	59,772
Guangzhou Automobile Group Co. Ltd., “H”		24,000	22,230

			$124,717
Biotechnology - 0.5%
Alexion Pharmaceuticals, Inc. (a)		256	$46,277
Biogen, Inc. (a)(s)		232	93,714

			$139,991
Broadcasting - 0.8%
Time Warner, Inc.		973	$85,050
Twenty-First Century Fox, Inc.		2,533	82,436
WPP PLC		2,752	61,661

			$229,147
Brokerage & Asset Managers - 0.5%
BlackRock, Inc.		177	$61,238
Franklin Resources, Inc.		944	46,284

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Brokerage & Asset Managers - continued
NASDAQ OMX Group, Inc.	805	$39,292

		$146,814
Business Services - 1.0%
Accenture PLC, “A”	658	$63,681
Cognizant Technology Solutions Corp., “A” (a)	745	45,512
Equifax, Inc.	255	24,758
Fidelity National Information Services, Inc.	783	48,389
Fiserv, Inc. (a)	260	21,536
Gartner, Inc. (a)	465	39,888
Global Payments, Inc.	284	29,380

		$273,144
Cable TV - 0.4%
Charter Communications, Inc., “A” (a)	384	$65,760
Time Warner Cable, Inc.	219	39,019

		$104,779
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	332	$21,231
Monsanto Co.	359	38,266
Orica Ltd.	1,603	26,319
PPG Industries, Inc.	318	36,481

		$122,297
Computer Software - 0.6%
Adobe Systems, Inc. (a)	682	$55,249
Oracle Corp.	532	21,440
Qlik Technologies, Inc. (a)	785	27,444
Salesforce.com, Inc. (a)	822	57,236

		$161,369
Computer Software - Systems - 0.7%
Apple, Inc.	490	$61,458
EMC Corp.	2,093	55,234
Hewlett-Packard Co.	1,254	37,633
NCR Corp. (a)	554	16,675
Sabre Corp.	1,149	27,346

		$198,346
Conglomerates - 0.1%
CK Hutchison Holdings Ltd.	1,736	$25,509

Construction - 0.2%
Sherwin-Williams Co.	238	$65,455

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 0.6%
Colgate-Palmolive Co.	891	$58,280
L’Oreal S.A.	251	44,772
Newell Rubbermaid, Inc.	1,626	66,845

		$169,897
Consumer Services - 0.2%
Priceline Group, Inc. (a)	46	$52,963

Containers - 0.1%
Crown Holdings, Inc. (a)	688	$36,402

Electrical Equipment - 0.9%
Danaher Corp. (s)	1,478	$126,502
Schneider Electric S.A.	521	35,971
Siemens AG	449	45,226
W.W. Grainger, Inc.	180	42,597

		$250,296
Electronics - 0.8%
Avago Technologies Ltd.	396	$52,640
MediaTek, Inc.	2,000	27,354
Mellanox Technologies Ltd. (a)	718	34,888
NXP Semiconductors N.V. (a)	298	29,264
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	54,644
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	257	5,836

		$204,626
Energy - Independent - 0.9%
Anadarko Petroleum Corp.	622	$48,553
EOG Resources, Inc.	759	66,450
INPEX Corp.	2,400	27,288
Memorial Resource Development Corp. (a)	1,941	36,821
Oil Search Ltd.	6,478	35,636
Pioneer Natural Resources Co.	219	30,373

		$245,121
Energy - Integrated - 0.8%
BG Group PLC	6,025	$100,301
Exxon Mobil Corp. (s)	1,265	105,248

		$205,549
Food & Beverages - 1.3%
Coca-Cola Co.	1,775	$69,633
Danone S.A.	921	59,543

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
M. Dias Branco S.A. Industria e Comercio de Alimentos	584	$15,403
Mead Johnson Nutrition Co., “A”	444	40,058
Mondelez International, Inc.	1,741	71,625
Nestle S.A.	1,148	82,881
Want Want China Holdings Ltd.	18,000	19,041

		$358,184
Food & Drug Stores - 0.3%
CVS Health Corp. (s)	850	$89,148

General Merchandise - 0.4%
Dollar Tree, Inc. (a)	561	$44,313
Target Corp.	798	65,141

		$109,454
Insurance - 0.9%
AIA Group Ltd.	12,000	$78,565
American International Group, Inc.	1,228	75,915
Hiscox Ltd.	3,472	45,771
MetLife, Inc.	976	54,646

		$254,897
Internet - 1.0%
Alibaba Group Holding Ltd., ADR (a)	390	$32,085
Facebook, Inc., “A “ (a)	784	67,240
Google, Inc., “A” (a)(s)	165	89,107
Google, Inc., “C” (a)	82	42,682
LinkedIn Corp., “A” (a)	237	48,971

		$280,085
Machinery & Tools - 0.5%
Atlas Copco AB, “A”	1,506	$42,147
Roper Technologies, Inc.	358	61,741
Schindler Holding AG	239	39,086

		$142,974
Major Banks - 2.0%
BNP Paribas	928	$56,023
BOC Hong Kong Holdings Ltd.	11,500	47,919
Goldman Sachs Group, Inc.	201	41,967
HSBC Holdings PLC	9,688	86,782
JPMorgan Chase & Co. (s)	1,437	97,371
Standard Chartered PLC	2,840	45,471
Sumitomo Mitsui Financial Group, Inc.	1,500	66,908

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
Wells Fargo & Co. (s)	1,857	$104,438

		$546,879
Medical & Health Technology & Services - 0.2%
McKesson Corp.	233	$52,381

Medical Equipment - 0.9%
Abbott Laboratories	1,563	$76,712
Stryker Corp.	667	63,745
Terumo Corp.	1,400	33,597
Thermo Fisher Scientific, Inc.	609	79,024

		$253,078
Metals & Mining - 0.3%
Iluka Resources Ltd.	2,302	$13,641
Rio Tinto Ltd.	1,511	62,061

		$75,702
Natural Gas - Distribution - 0.4%
Centrica PLC	6,502	$26,951
China Resources Gas Group Ltd.	12,000	35,606
Engie	1,502	27,864
Tokyo Gas Co. Ltd.	5,000	26,556

		$116,977
Natural Gas - Pipeline - 0.3%
Enbridge, Inc.	882	$41,247
Williams Cos., Inc.	747	42,870

		$84,117
Network & Telecom - 0.2%
Cisco Systems, Inc.	2,368	$65,025

Oil Services - 0.2%
Schlumberger Ltd.	659	$56,799

Other Banks & Diversified Financials - 3.2%
Aeon Credit Service Co. Ltd.	1,600	$44,450
American Express Co.	1,032	80,207
Credicorp Ltd.	293	40,704
DBS Group Holdings Ltd.	4,400	67,592
Discover Financial Services	776	44,713
Fifth Third Bancorp	2,170	45,179
HDFC Bank Ltd., ADR	1,054	63,799

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
ING Groep N.V.	3,210	$53,000
Intesa Sanpaolo S.p.A.	15,581	56,489
Julius Baer Group Ltd.	830	46,562
Kasikornbank PLC, NVDR	5,800	32,455
KBC Group N.V.	696	46,510
Lloyds TSB Group PLC	42,375	56,754
Sberbank of Russia, ADR	5,119	26,721
UBS AG	4,217	89,441
Visa, Inc., “A” (s)	1,383	92,868

		$887,444
Pharmaceuticals - 2.1%
Allergan PLC (a)(s)	345	$104,694
Bayer AG	442	61,866
Eli Lilly & Co.	756	63,118
Novartis AG	1,187	116,992
Roche Holding AG	362	101,443
Santen Pharmaceutical Co. Ltd.	3,900	55,225
Valeant Pharmaceuticals International, Inc. (a)(s)	365	81,085

		$584,423
Railroad & Shipping - 0.3%
Union Pacific Corp.	743	$70,860

Real Estate - 0.1%
Cheung Kong Property Holdings Ltd. (a)	1,736	$14,400

Restaurants - 0.4%
Aramark	1,264	$39,146
YUM! Brands, Inc.	714	64,317

		$103,463
Specialty Chemicals - 0.8%
Akzo Nobel N.V.	686	$49,918
JSR Corp.	2,500	44,205
LG Chemical Ltd.	219	54,679
Linde AG	227	42,997
W.R. Grace & Co. (a)	392	39,318

		$231,117
Specialty Stores - 0.6%
Gap, Inc.	808	$30,841
Hennes & Mauritz AB, “B”	1,050	40,430
Ryohin Keikaku Co. Ltd.	200	38,796

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Urban Outfitters, Inc. (a)	1,244	$43,540

		$153,607
Telecommunications - Wireless - 0.7%
American Tower Corp., REIT	527	$49,164
KDDI Corp.	3,400	82,066
Mobile TeleSystems OJSC (a)	3,002	13,224
Philippine Long Distance Telephone Co.	305	19,008
Vodafone Group PLC	8,606	31,081

		$194,543
Telephone Services - 0.4%
BT Group PLC	2,655	$18,781
Hellenic Telecommunications Organization S.A.	2,606	21,890
TDC A.S.	4,314	31,633
Verizon Communications, Inc.	543	25,309

		$97,613
Tobacco - 0.3%
Japan Tobacco, Inc.	1,300	$46,318
Reynolds American, Inc.	528	39,420

		$85,738
Trucking - 0.2%
Yamato Holdings Co. Ltd.	2,200	$42,594

Utilities - Electric Power - 0.5%
CMS Energy Corp.	2,635	$83,898
NextEra Energy, Inc.	424	41,566

		$125,464
Total Common Stocks (Identified Cost, $6,631,385)		$8,204,783

Preferred Stocks - 0.1%
Telephone Services - 0.1%
Telecom Italia S.p.A. (Identified Cost, $23,928)	24,771	$25,282

Underlying Affiliated Funds - 20.3%
MFS Commodity Strategy Fund - Class R5 (v)	611,062	$4,210,217
MFS Global Real Estate Fund - Class R5	87,011	1,346,930
Total Underlying Affiliated Funds (Identified Cost, $6,476,222)		$5,557,147

Portfolio of Investments – continued

Money Market Funds - 5.7%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	1,559,679	$1,559,679

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.0%
S&P 500 Index - December 2015 @ $2,300 (Premiums Paid, $17,543)	14	$5,880
Total Investments (Identified Cost, $26,898,894)		$27,177,857

Other Assets, Less Liabilities - 0.7%		181,809
Net Assets - 100.0%		$27,359,666

(a)	Non-income producing security.
(e)	Guaranteed by Minister for Finance of Ireland.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $387,263, representing 1.4% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions. At June 30, 2015, the fund had no short sales outstanding.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25	5/20/15	$5,000	$4,942
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRL	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 6/30/15

Forward Foreign Currency Exchange Contracts at 6/30/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	BRL	Deutsche Bank AG	127,228	8/04/15	$39,182	$40,451	$1,269
SELL	BRL	Deutsche Bank AG	346,861	8/04/15	110,854	110,278	576
SELL	BRL	JPMorgan Chase Bank N.A.	199,895	9/25/15	62,945	62,370	575
SELL	CAD	Goldman Sachs International	28,000	7/10/15	22,712	22,415	297
BUY	CHF	UBS AG	75,000	7/10/15	78,059	80,239	2,180
SELL	CHF	Brown Brothers Harriman	9,000	7/10/15	9,698	9,629	69
SELL	CHF	JPMorgan Chase Bank N.A.	2,044,290	9/25/15	2,231,222	2,193,784	37,438
SELL	CLP	Deutsche Bank AG	8,351,000	7/20/15	13,216	13,042	174

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	CLP	JPMorgan Chase Bank N.A.	9,422,250	9/25/15	$14,694	$14,623	$71
SELL	CLP	Morgan Stanley Capital Services, Inc.	5,532,000	7/20/15	8,683	8,639	44
BUY	CZK	Citibank N.A.	248,000	7/10/15	9,810	10,138	328
SELL	DKK	Goldman Sachs International	496,916	9/25/15	75,819	74,441	1,378
BUY	EUR	Brown Brothers Harriman	91,848	7/10/15	98,666	102,408	3,742
BUY	EUR	Goldman Sachs International	50,037	7/10/15	54,224	55,790	1,566
SELL	EUR	Barclays Bank PLC	20,000	7/10/15	22,792	22,299	493
SELL	EUR	Brown Brothers Harriman	3,000	7/10/15	3,362	3,345	17
SELL	EUR	Citibank N.A.	33,662	7/10/15	38,020	37,532	488
SELL	EUR	Goldman Sachs International	4,549,158	7/10/15-9/25/15	5,185,677	5,077,603	108,074
SELL	EUR	Merrill Lynch International	21,000	7/10/15	23,618	23,414	204
BUY	GBP	Barclays Bank PLC	29,114	7/10/15	43,301	45,742	2,441
BUY	GBP	Goldman Sachs International	34,539	7/10/15	53,579	54,266	687
BUY	GBP	Merrill Lynch International	29,114	7/10/15	43,302	45,742	2,440
SELL	GBP	Barclays Bank PLC	2,000	7/10/15	3,144	3,142	2
SELL	GBP	Citibank N.A.	5,000	7/10/15	7,867	7,856	11
SELL	GBP	JPMorgan Chase Bank N.A.	1,420,213	9/25/15	2,245,981	2,230,137	15,844
BUY	IDR	JPMorgan Chase Bank N.A.	116,791,000	7/13/15	8,714	8,743	29
BUY	INR	Barclays Bank PLC	3,035,000	8/11/15	46,878	47,290	412
BUY	INR	JPMorgan Chase Bank N.A.	3,131,000	8/11/15	48,370	48,786	416
BUY	JPY	BNP Paribas SA	6,701,000	7/10/15	54,335	54,758	423

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
BUY	JPY	Goldman Sachs International	13,753,410	7/10/15	$111,244	$112,389	$1,145
BUY	JPY	JPMorgan Chase Bank N.A.	10,793,000	7/10/15	87,720	88,197	477
SELL	JPY	Deutsche Bank AG	10,300,000	7/10/15	85,808	84,168	1,640
SELL	JPY	Goldman Sachs International	163,000	7/10/15	1,362	1,332	30
SELL	JPY	Royal Bank of Scotland Group PLC	5,428,031	7/10/15	45,577	44,356	1,221
BUY	KRW	JPMorgan Chase Bank N.A.	142,761,710	7/15/15	127,877	127,948	71
SELL	KRW	JPMorgan Chase Bank N.A.	314,535,860	7/13/15	287,116	281,911	5,205
SELL	MXN	JPMorgan Chase Bank N.A.	1,588,515	7/10/15-9/25/15	103,747	100,598	3,149
SELL	MYR	JPMorgan Chase Bank N.A.	205,427	7/13/15	56,724	54,400	2,324
SELL	NZD	Goldman Sachs International	249,503	9/25/15	170,074	167,866	2,208
SELL	NZD	JPMorgan Chase Bank N.A.	122,000	7/10/15	91,186	82,615	8,571
SELL	NZD	Westpac Banking Corp.	231,003	7/10/15	173,230	156,428	16,802
SELL	PLN	Goldman Sachs International	140,137	9/25/15	38,091	37,185	906
SELL	RUB	JPMorgan Chase Bank N.A.	1,557,772	9/25/15	27,968	27,405	563
BUY	SEK	Deutsche Bank AG	1,746,103	7/10/15	206,003	210,662	4,659
SELL	SEK	Goldman Sachs International	8,324,792	7/10/15-9/25/15	1,025,525	1,005,983	19,542
BUY	SGD	Goldman Sachs International	24,000	7/10/15	17,634	17,817	183

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	SGD	JPMorgan Chase Bank N.A.	157,174	9/25/15	$117,467	$116,560	$907
SELL	THB	JPMorgan Chase Bank N.A.	1,524,346	7/13/15	45,139	45,072	67
SELL	TWD	Goldman Sachs International	3,794,760	7/13/15	123,214	122,997	217
SELL	ZAR	JPMorgan Chase Bank N.A.	1,134,445	9/25/15	92,161	91,878	283

							$251,858

Liability Derivatives
BUY	AUD	Barclays Bank PLC	3,000	7/10/15	$2,415	$2,314	$(101)
BUY	AUD	JPMorgan Chase Bank N.A.	1,206,807	9/25/15	929,821	926,839	(2,982)
BUY	AUD	Westpac Banking Corp.	118,672	7/10/15	94,793	91,519	(3,274)
SELL	AUD	Westpac Banking Corp.	332,539	7/10/15	253,088	256,453	(3,365)
BUY	CAD	Goldman Sachs International	5,000	7/10/15	4,168	4,003	(165)
BUY	CAD	JPMorgan Chase Bank N.A.	304,390	9/25/15	247,357	243,433	(3,924)
SELL	CAD	Merrill Lynch International	53,476	7/10/15	42,686	42,810	(124)
BUY	CLP	Morgan Stanley Capital Services, Inc.	13,794,000	7/20/15	21,696	21,542	(154)
BUY	DKK	Goldman Sachs International	446,296	7/10/15	67,710	66,706	(1,004)
BUY	DKK	Merrill Lynch International	170,860	7/10/15	25,980	25,538	(442)
SELL	DKK	JPMorgan Chase Bank N.A.	629,375	7/10/15	91,640	94,070	(2,430)
BUY	EUR	Citibank N.A.	41,000	7/10/15	46,003	45,714	(289)
BUY	EUR	Deutsche Bank AG	26,000	7/10/15	29,664	28,989	(675)
BUY	EUR	Goldman Sachs International	185,530	7/10/15	209,548	206,861	(2,687)
BUY	EUR	JPMorgan Chase Bank N.A.	86,000	7/10/15	96,643	95,888	(755)
BUY	EUR	Morgan Stanley Capital Services, Inc.	149,610	7/10/15	168,315	166,811	(1,504)
BUY	EUR	UBS AG	26,000	7/10/15	29,530	28,989	(541)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	EUR	Citibank N.A.	80,023	7/10/15	$87,981	$89,224	$(1,243)
SELL	EUR	Deutsche Bank AG	119,112	7/10/15	128,915	132,806	(3,891)
SELL	EUR	Goldman Sachs International	3,000	7/10/15	3,271	3,345	(74)
SELL	EUR	JPMorgan Chase Bank N.A.	194,570	7/10/15	210,872	216,941	(6,069)
SELL	EUR	Morgan Stanley Capital Services, Inc.	1,380	7/10/15	1,493	1,538	(45)
BUY	GBP	Citibank N.A.	8,000	7/10/15	12,594	12,569	(25)
SELL	GBP	Barclays Bank PLC	4,000	7/10/15	6,213	6,285	(72)
SELL	GBP	Citibank N.A.	1,612	7/10/15	2,500	2,532	(32)
SELL	GBP	Goldman Sachs International	14,000	7/10/15	21,780	21,996	(216)
SELL	HKD	Goldman Sachs International	15,113	9/25/15	1,949	1,950	(1)
SELL	HKD	JPMorgan Chase Bank N.A.	3,302,057	9/25/15	425,945	425,951	(6)
SELL	IDR	Barclays Bank PLC	312,390,000	7/13/15	23,265	23,384	(119)
SELL	IDR	JPMorgan Chase Bank N.A.	1,274,140,846	7/13/15	94,626	95,377	(751)
BUY	ILS	Merrill Lynch International	45,000	7/10/15	11,947	11,924	(23)
SELL	ILS	Goldman Sachs International	119,919	9/25/15	31,787	31,789	(2)
SELL	INR	Barclays Bank PLC	4,309,200	7/13/15	66,295	67,524	(1,229)
SELL	INR	JPMorgan Chase Bank N.A.	561,000	7/13/15	8,708	8,791	(83)
BUY	JPY	Deutsche Bank AG	63,576,179	7/10/15	528,880	519,525	(9,355)
BUY	JPY	Goldman Sachs International	2,032,000	7/10/15	16,993	16,605	(388)
SELL	JPY	BNP Paribas SA	6,701,000	7/10/15	54,340	54,758	(418)
SELL	JPY	Brown Brothers Harriman	201,000	7/10/15	1,627	1,643	(16)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	JPY	Goldman Sachs International	7,784,285	7/10/15	$63,121	$63,611	$(490)
SELL	JPY	JPMorgan Chase Bank N.A.	212,504,030	7/10/15-9/25/15	1,726,170	1,738,280	(12,110)
SELL	JPY	Merrill Lynch International	3,405,000	7/10/15	27,451	27,825	(374)
BUY	MXN	Citibank N.A.	878,066	7/10/15	57,047	55,834	(1,213)
BUY	MYR	JPMorgan Chase Bank N.A.	95,709	7/27/15	25,423	25,317	(106)
BUY	NOK	Goldman Sachs International	16,126,094	9/25/15	2,077,409	2,052,725	(24,684)
SELL	NOK	Goldman Sachs International	1,129,807	7/10/15	139,997	144,074	(4,077)
BUY	NZD	Goldman Sachs International	39,243	7/10/15	29,364	26,574	(2,790)
BUY	PLN	JPMorgan Chase Bank N.A.	81,039	7/10/15	21,686	21,549	(137)
SELL	SEK	Credit Suisse Group	283,165	7/10/15	32,813	34,163	(1,350)
SELL	SEK	Deutsche Bank AG	484,916	7/10/15	56,195	58,504	(2,309)
SELL	SEK	Goldman Sachs International	830,148	7/10/15	96,169	100,155	(3,986)
BUY	THB	JPMorgan Chase Bank N.A.	772,460	7/20/15	22,956	22,830	(126)
BUY	TRL	JPMorgan Chase Bank N.A.	43,000	7/10/15	16,227	16,002	(225)
BUY	ZAR	JPMorgan Chase Bank N.A.	296,000	7/10/15	24,621	24,297	(324)

							$(102,775)

Portfolio of Investments – continued

Futures Contracts at 6/30/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
ASX SPI 200 Index (Short)	AUD	14	$1,457,420	September - 2015	$22,909
Bovespa Index (Long)	BRL	6	103,811	August - 2015	31
S&P/TSE 60 Index (Short)	CAD	12	1,621,585	September - 2015	21,291
AEX Index (Long)	EUR	1	105,253	July - 2015	197
DAX Index (Long)	EUR	2	613,251	September - 2015	1,165
FTSE/MIB Index (Long)	EUR	8	1,006,620	September - 2015	13,037
IBEX 35 Index (Long)	EUR	9	1,081,115	July - 2015	3,311
FTSE 100 Index (Short)	GBP	1	102,037	September - 2015	2,787
OMX 30 Index (Short)	SEK	13	241,775	July - 2015	3,920
Russell 2000 Mini Index (Short)	USD	8	1,000,320	September - 2015	7,856
E-Mini S&P 500 Index (Short)	USD	17	1,746,240	September - 2015	25,704
SGX CNX Nifty Index (Short)	USD	8	134,152	July - 2015	1,013

					$103,221

Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	22	$2,126,201	September - 2015	$17,736

					$120,957

Liability Derivatives
Equity Futures
CAC 40 Index (Long)	EUR	20	$1,067,245	July - 2015	$(4,620)
Hang Seng Index (Long)	HKD	7	1,183,170	July - 2015	(50,278)
Hang Seng China Enterprises Index (Long)	HKD	5	416,852	July - 2015	(20,590)
TOPIX Index (Long)	JPY	2	266,454	September - 2015	(3,368)
KOSPI 200 Index (Long)	KRW	5	565,355	September - 2015	(5,422)
Mexico Bolsa Index (Short)	MXN	8	229,477	September - 2015	(3,272)
MSCI Singapore Index (Long)	SGD	5	276,052	July - 2015	(2,097)
MSCI Taiwan Index (Long)	USD	37	1,266,510	July - 2015	(5,208)
FTSE/JSE Top 40 Index (Short)	ZAR	4	152,030	September - 2015	(756)

					$(95,611)

Portfolio of Investments – continued

Futures Contracts at 6/30/15 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
Interest Rate Futures
Canadian Government Bond 10 yr (Short)	CAD	22	$2,465,973	September - 2015	$(4,382)
German Euro Bund (Short)	EUR	18	3,050,228	September - 2015	(20,107)
UK Long Gilt Bond (Long)	GBP	2	363,682	September - 2015	(3,559)
Japanese Government Bond 10 yr (Short)	JPY	4	4,803,530	September - 2015	(11,488)
U.S. Treasury Note 2 yr (Short)	USD	2	437,875	September - 2015	(757)
U.S. Treasury Note 10 yr (Long)	USD	35	4,416,016	September - 2015	(7,864)

					$(48,157)

					$(143,768)

At June 30, 2015, the fund had cash collateral of $27,306 and liquid securities with an aggregate value of $1,744,188 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $18,862,993)	$20,061,031
Underlying affiliated funds, at value (identified cost, $8,035,901)	7,116,826
Total investments, at value (identified cost, $26,898,894)	$27,177,857
Cash	9,640
Foreign currency, at value (identified cost, $2,790)	2,795
Deposits with brokers	27,306
Receivables for
Forward foreign currency exchange contracts	251,858
Investments sold	42,077
Fund shares sold	3,358
Interest and dividends	136,523
Receivable from investment adviser	35,922
Other assets	177
Total assets	$27,687,513
Liabilities
Payables for
Forward foreign currency exchange contracts	$102,775
Daily variation margin on open futures contracts	32,425
Investments purchased	60,597
Fund shares reacquired	281
Payable to affiliates
Shareholder servicing costs	4,851
Distribution and service fees	249
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	126,663
Total liabilities	$327,847
Net assets	$27,359,666
Net assets consist of
Paid-in capital	$27,930,633
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	406,654
Accumulated distributions in excess of net realized gain on investments and foreign currency	(563,793)
Accumulated distributions in excess of net investment income	(413,828)
Net assets	$27,359,666
Shares of beneficial interest outstanding	2,840,346

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,654,469	691,226	$9.63
Class B	899,070	95,088	9.46
Class C	2,105,138	222,740	9.45
Class I	15,889,380	1,642,838	9.67
Class R1	101,446	10,700	9.48
Class R2	109,474	11,410	9.59
Class R3	1,386,861	144,241	9.61
Class R4	105,856	10,945	9.67
Class R5	107,972	11,158	9.68

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.22 [100 / 94.25 x $9.63]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$287,621
Dividends	177,013
Dividends from underlying affiliated funds	60,172
Foreign taxes withheld	(10,961)
Total investment income	$513,845
Expenses
Management fee	$217,685
Distribution and service fees	54,983
Shareholder servicing costs	21,602
Administrative services fee	17,500
Independent Trustees’ compensation	1,224
Custodian fee	126,514
Shareholder communications	23,158
Audit and tax fees	73,956
Legal fees	255
Registration fees	115,599
Miscellaneous	34,534
Total expenses	$687,010
Fees paid indirectly	(9)
Reduction of expenses by investment adviser and distributor	(325,336)
Net expenses	$361,665
Net investment income	$152,180
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments in non-affiliated issuers (net of $250 country tax)	$305,126
Investments in underlying affiliated funds	(636,975)
Capital gain distributions from underlying affiliated funds	27,829
Written options	35,064
Futures contracts	(224,558)
Foreign currency	1,293,904
Net realized gain (loss) on investments and foreign currency	$800,390
Change in unrealized appreciation (depreciation)
Investments (net of $611 decrease in deferred country tax)	$(2,159,975)
Written options	136
Futures contracts	244,341
Translation of assets and liabilities in foreign currencies	186,685
Net unrealized gain (loss) on investments and foreign currency translation	$(1,728,813)
Net realized and unrealized gain (loss) on investments and foreign currency	$(928,423)
Change in net assets from operations	$(776,243)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2015	2014
Change in net assets
From operations
Net investment income	$152,180	$303,102
Net realized gain (loss) on investments and foreign currency	800,390	645,910
Net unrealized gain (loss) on investments and foreign currency translation	(1,728,813)	2,493,777
Change in net assets from operations	$(776,243)	$3,442,789
Distributions declared to shareholders
From net investment income	$(356,893)	$(222,767)
From net realized gain on investments	(1,148,034)	—
Total distributions declared to shareholders	$(1,504,927)	$(222,767)
Change in net assets from fund share transactions	$(2,454,489)	$(1,436,196)
Total change in net assets	$(4,735,659)	$1,783,826
Net assets
At beginning of period	32,095,325	30,311,499
At end of period (including accumulated distributions in excess of net investment income of $413,828 and undistributed net investment income of $101,997, respectively)	$27,359,666	$32,095,325

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 6/30
	2015	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$10.40	$9.38	$9.01	$10.15	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.09	$0.08	$0.10	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	0.99	0.29	(1.04)	0.16
Total from investment operations	$(0.27)	$1.08	$0.37	$(0.94)	$0.21
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.06)	$—	$(0.10)	$(0.06)
From net realized gain on investments	(0.38)	—	—	(0.03)	—
From tax return of capital	—	—	—	(0.07)	—
Total distributions declared to shareholders	$(0.50)	$(0.06)	$—	$(0.20)	$(0.06)
Net asset value, end of period (x)	$9.63	$10.40	$9.38	$9.01	$10.15
Total return (%) (r)(s)(t)(x)	(2.56)	11.48	4.11	(9.28)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.35	2.04	2.07	2.11	2.08	(a)
Expenses after expense reductions (f)(h)	1.27	1.27	1.27	1.27	1.27	(a)
Net investment income	0.44	0.89	0.78	1.07	1.96	(a)
Portfolio turnover	39	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$6,654	$7,469	$5,181	$4,827	$862
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	1.27	1.27	1.27	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 6/30
	2015	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$10.26	$9.28	$8.98	$10.15	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.01	$0.01	$0.03	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	0.98	0.29	(1.04)	0.16
Total from investment operations	$(0.34)	$0.99	$0.30	$(1.01)	$0.20
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.01)	$—	$(0.08)	$(0.05)
From net realized gain on investments	(0.38)	—	—	(0.03)	—
From tax return of capital	—	—	—	(0.05)	—
Total distributions declared to shareholders	$(0.46)	$(0.01)	$—	$(0.16)	$(0.05)
Net asset value, end of period (x)	$9.46	$10.26	$9.28	$8.98	$10.15
Total return (%) (r)(s)(t)(x)	(3.29)	10.63	3.34	(9.99)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	3.11	2.79	2.81	2.83	2.80	(a)
Expenses after expense reductions (f)(h)	2.02	2.02	2.02	2.02	2.02	(a)
Net investment income (loss)	(0.30)	0.14	0.06	0.29	1.35	(a)
Portfolio turnover	39	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$899	$933	$625	$601	$202
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	2.02	2.02	2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 6/30
	2015	2014	2013		2012	2011 (c)
Net asset value, beginning of period	$10.25	$9.27	$8.97		$10.14	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.01	$0.00	(w)	$0.03	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	0.98	0.30		(1.04)	0.16
Total from investment operations	$(0.34)	$0.99	$0.30		$(1.01)	$0.19
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.01)	$—		$(0.08)	$(0.05)
From net realized gain on investments	(0.38)	—	—		(0.03)	—
From tax return of capital	—	—	—		(0.05)	—
Total distributions declared to shareholders	$(0.46)	$(0.01)	$—		$(0.16)	$(0.05)
Net asset value, end of period (x)	$9.45	$10.25	$9.27		$8.97	$10.14
Total return (%) (r)(s)(t)(x)	(3.29)	10.63	3.34		(10.02)	1.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	3.10	2.79	2.82		2.85	2.84	(a)
Expenses after expense reductions (f)(h)	2.02	2.02	2.02		2.02	2.02	(a)
Net investment income (loss)	(0.31)	0.12	0.03		0.31	1.15	(a)
Portfolio turnover	39	47	48		48	28	(n)
Net assets at end of period (000 omitted)	$2,105	$2,393	$2,253		$2,223	$648
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	2.02	2.02		2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 6/30
	2015	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$10.43	$9.42	$9.02	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.11	$0.10	$0.12	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.32)	0.99	0.30	(1.04)	0.16
Total from investment operations	$(0.25)	$1.10	$0.40	$(0.92)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.09)	$—	$(0.11)	$(0.06)
From net realized gain on investments	(0.38)	—	—	(0.03)	—
From tax return of capital	—	—	—	(0.08)	—
Total distributions declared to shareholders	$(0.51)	$(0.09)	$—	$(0.22)	$(0.06)
Net asset value, end of period (x)	$9.67	$10.43	$9.42	$9.02	$10.16
Total return (%) (r)(s)(x)	(2.32)	11.68	4.43	(9.13)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.10	1.79	1.81	1.76	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	1.02	1.02	1.02	1.02	(a)
Net investment income	0.69	1.11	1.04	1.23	2.39	(a)
Portfolio turnover	39	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$15,889	$19,534	$21,760	$23,150	$24,915
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	1.02	1.02	1.02	1.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 6/30
	2015	2014		2013		2012	2011 (c)
Net asset value, beginning of period	$10.28	$9.30		$9.00		$10.16	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.01		$0.00	(w)	$0.02	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	0.97		0.30		(1.03)	0.16
Total from investment operations	$(0.34)	$0.98		$0.30		$(1.01)	$0.20
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.00	)(w)	$—		$(0.07)	$(0.04)
From net realized gain on investments	(0.38)	—		—		(0.03)	—
From tax return of capital	—	—		—		(0.05)	—
Total distributions declared to shareholders	$(0.46)	$(0.00	)(w)	$—		$(0.15)	$(0.04)
Net asset value, end of period (x)	$9.48	$10.28		$9.30		$9.00	$10.16
Total return (%) (r)(s)(x)	(3.28)	10.59		3.33		(10.02)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	3.10	2.79		2.81		2.76	2.79	(a)
Expenses after expense reductions (f)(h)	2.02	2.02		2.02		2.02	2.02	(a)
Net investment income (loss)	(0.31)	0.12		0.04		0.22	1.39	(a)
Portfolio turnover	39	47		48		48	28	(n)
Net assets at end of period (000 omitted)	$101	$105		$95		$92	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	2.02		2.02		2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 6/30
	2015	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$10.38	$9.36	$9.01	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.06	$0.05	$0.07	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.33)	0.99	0.30	(1.04)	0.16
Total from investment operations	$(0.31)	$1.05	$0.35	$(0.97)	$0.21
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.03)	$—	$(0.09)	$(0.05)
From net realized gain on investments	(0.38)	—	—	(0.03)	—
From tax return of capital	—	—	—	(0.06)	—
Total distributions declared to shareholders	$(0.48)	$(0.03)	$—	$(0.18)	$(0.05)
Net asset value, end of period (x)	$9.59	$10.38	$9.36	$9.01	$10.16
Total return (%) (r)(s)(x)	(2.89)	11.19	3.88	(9.57)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.61	2.29	2.32	2.26	2.29	(a)
Expenses after expense reductions (f)(h)	1.52	1.52	1.52	1.52	1.52	(a)
Net investment income	0.19	0.63	0.55	0.72	1.90	(a)
Portfolio turnover	39	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$109	$110	$102	$92	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	1.52	1.52	1.52	1.52	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 6/30
	2015	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$10.38	$9.39	$9.02	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.09	$0.08	$0.09	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	0.97	0.29	(1.03)	0.16
Total from investment operations	$(0.27)	$1.06	$0.37	$(0.94)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.07)	$—	$(0.10)	$(0.06)
From net realized gain on investments	(0.38)	—	—	(0.03)	—
From tax return of capital	—	—	—	(0.07)	—
Total distributions declared to shareholders	$(0.50)	$(0.07)	$—	$(0.20)	$(0.06)
Net asset value, end of period (x)	$9.61	$10.38	$9.39	$9.02	$10.16
Total return (%) (r)(s)(x)	(2.56)	11.33	4.10	(9.30)	2.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.36	2.04	2.07	2.01	2.04	(a)
Expenses after expense reductions (f)(h)	1.27	1.27	1.27	1.27	1.27	(a)
Net investment income	0.44	0.91	0.79	0.97	2.14	(a)
Portfolio turnover	39	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$1,387	$1,332	$100	$93	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	1.27	1.27	1.27	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 6/30
	2015	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$10.43	$9.42	$9.02	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.11	$0.10	$0.11	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.32)	0.99	0.30	(1.03)	0.16
Total from investment operations	$(0.25)	$1.10	$0.40	$(0.92)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.09)	$—	$(0.11)	$(0.06)
From net realized gain on investments	(0.38)	—	—	(0.03)	—
From tax return of capital	—	—	—	(0.08)	—
Total distributions declared to shareholders	$(0.51)	$(0.09)	$—	$(0.22)	$(0.06)
Net asset value, end of period (x)	$9.67	$10.43	$9.42	$9.02	$10.16
Total return (%) (r)(s)(x)	(2.32)	11.68	4.43	(9.13)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.10	1.79	1.82	1.76	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	1.02	1.02	1.02	1.02	(a)
Net investment income	0.69	1.12	1.04	1.22	2.39	(a)
Portfolio turnover	39	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$106	$108	$97	$93	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	1.02	1.02	1.02	1.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Years ended 6/30
	2015	2014	2013 (i)
Net asset value, beginning of period	$10.43	$9.42	$9.53
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.11	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	0.99	(0.18	)(g)
Total from investment operations	$(0.24)	$1.10	$(0.11)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.09)	$—
From net realized gain on investments	(0.38)	—	—
Total distributions declared to shareholders	$(0.51)	$(0.09)	$—
Net asset value, end of period (x)	$9.68	$10.43	$9.42
Total return (%) (r)(s)(x)	(2.20)	11.73	(1.15	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.06	1.75	1.84	(a)
Expenses after expense reductions (f)(h)	0.98	0.99	1.00	(a)
Net investment income	0.74	1.15	1.11	(a)
Portfolio turnover	39	47	48
Net assets at end of period (000 omitted)	$108	$110	$99
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	0.99	1.00	(a)

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of the fund’s shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class inception, November 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Multi-Asset Fund (the fund) is a diversified series of MFS Series Trust XVI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between

Notes to Financial Statements – continued

the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of

Notes to Financial Statements – continued

derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of June 30, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,872,118	$—	$—	$4,872,118
Japan	567,773	—	—	567,773
United Kingdom	567,184	—	—	567,184
Switzerland	476,406	—	—	476,406
France	290,923	—	—	290,923
Hong Kong	186,580	—	—	186,580
Germany	150,089	—	—	150,089
Netherlands	132,181	—	—	132,181
Canada	122,332	—	—	122,332
Other Countries	835,244	35,115	—	870,359
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	4,290,506	—	4,290,506
Non-U.S. Sovereign Debt	—	3,962,860	—	3,962,860
U.S. Corporate Bonds	—	2,051,499	—	2,051,499
Residential Mortgage-Backed Securities	—	385,085	—	385,085
Commercial Mortgage-Backed Securities	—	499,069	—	499,069
Foreign Bonds	—	636,067	—	636,067
Mutual Funds	7,116,826	—	—	7,116,826
Total Investments	$15,317,656	$11,860,201	$—	$27,177,857

Other Financial Instruments
Futures Contracts	$(22,811)	$—	$—	$(22,811)
Forward Foreign Currency Exchange Contracts	—	149,083	—	149,083

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at June 30, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$17,736	$(48,157)
Foreign Exchange	Forward Foreign Currency Exchange	251,858	(102,775)
Equity	Equity Futures	103,221	(95,611)
Equity	Purchased Equity Options	5,880	—
Total		$378,695	$(246,543)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended June 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)	Written Options
Interest Rate	$59,488	$—	$—	$—
Foreign Exchange	—	1,330,970	(12,327)	—
Equity	(284,046)	—	(129,811)	35,064
Total	$(224,558)	$1,330,970	$(142,138)	$35,064

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended June 30, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)	Written Options
Interest Rate	$61,677	$—	$—	$—
Foreign Exchange	—	186,433	12,138	—
Equity	182,664	—	(11,176)	136
Total	$244,341	$186,433	$962	$136

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets

Notes to Financial Statements – continued

and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of June 30, 2015:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(32,425)
Forward Foreign Currency Exchange Contracts	251,858	(102,775)
Purchased Options	5,880	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$257,738	$(135,200)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	9,704	(34,734)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$248,034	$(100,466)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at June 30, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$3,348	$(1,521)	—	—	$1,827
Brown Brothers Harriman	3,828	(16)	—	—	3,812
Citibank N.A.	827	(827)	—	—	—
Deutsche Bank A.G.	8,317	(8,317)	—	—	—
Goldman Sachs International	136,233	(40,564)	—	—	95,669
JP Morgan Chase Bank N.A.	75,991	(30,028)	—	—	45,963
Merrill Lynch International	2,644	(963)	—	—	1,681
Morgan Stanley	44	(44)	—	—	—
Westpac Banking Corp.	16,802	(6,639)	—	—	10,163
Total	$248,034	$(88,919)	—	—	$159,115

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at June 30, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(1,521)	$1,521	—	—	$—
Brown Brothers Harriman	(16)	16	—	—	—
Citibank N.A.	(2,802)	827	—	—	(1,975)
Deutsche Bank A.G.	(16,230)	8,317	—	—	(7,913)
Goldman Sachs International	(40,564)	40,564	—	—	—
JP Morgan Chase Bank N.A.	(30,028)	30,028	—	—	—
Merrill Lynch International	(963)	963	—	—	—
Morgan Stanley	(1,703)	44	—	—	(1,659)
Westpac Banking Corp.	(6,639)	6,639	—	—	—
Total	$(100,466)	$88,919	—	—	$(11,547)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit

Notes to Financial Statements – continued

of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended June 30, 2015:

	Number of contracts	Premiums received
Outstanding, beginning of period	44	$35,064
Options expired	(44)	(35,064)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At June 30, 2015, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2015, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income

Notes to Financial Statements – continued

securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Notes to Financial Statements – continued

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended June 30, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/15	6/30/14
Ordinary income (including any short-term capital gains)	$693,914	$222,767
Long-term capital gains	811,013	—
Total distributions	$1,504,927	$222,767

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/15
Cost of investments	$28,332,264
Gross appreciation	785,244
Gross depreciation	(1,939,651)
Net unrealized appreciation (depreciation)	$(1,154,407)
Undistributed ordinary income	439,390
Undistributed long-term capital gain	594,440
Late year ordinary loss deferral	(409,534)
Other temporary differences	(40,856)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 6/30/15	Year ended 6/30/14	Year ended 6/30/15	Year ended 6/30/14
Class A	$83,213	$37,267	$276,099	$—
Class B	6,849	572	34,396	—
Class C	18,618	1,222	92,447	—
Class I	228,402	172,551	678,551	—
Class R1	782	50	3,927	—
Class R2	1,109	283	4,158	—
Class R3	15,173	8,951	50,359	—
Class R4	1,349	903	4,009	—
Class R5	1,398	968	4,088	—
Total	$356,893	$222,767	$1,148,034	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly on average daily net assets, excluding net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund, at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended June 30, 2015, this management fee reduction amounted to $1,823, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2015 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets which equates to 0.90% of the fund’s average daily net assets excluding the average daily net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.27%	2.02%	2.02%	1.02%	2.02%	1.52%	1.27%	1.02%	1.01%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2016. For the year ended June 30, 2015, this reduction amounted to $323,288, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,691 for the year ended June 30, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$17,962
Class B	0.75%	0.25%	1.00%	1.00%	9,034
Class C	0.75%	0.25%	1.00%	1.00%	23,061
Class R1	0.75%	0.25%	1.00%	1.00%	1,029
Class R2	0.25%	0.25%	0.50%	0.50%	548
Class R3	—	0.25%	0.25%	0.25%	3,349
Total Distribution and Service Fees					$54,983

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended June 30, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended June 30, 2015, this rebate amounted to $204 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended June 30, 2015, were as follows:

Amount
Class A	$—
Class B	574
Class C	103

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended June 30, 2015, the fee was $4,425, which equated to 0.0147% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended June 30, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $17,177.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2015 was equivalent to an annual effective rate of 0.0582% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into a service agreement (the Compliance Officer Agreement) which provided for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. For the year ended June 30, 2015, the aggregate fees paid by the fund under these agreements were $124 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreement in the amount of $21, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
9/11/13	Class A	10,279	$99,604
9/11/13	Class B	10,225	97,853
9/11/13	Class I	102,669	1,000,000
12/11/13	Class I	101,833	1,000,000
3/12/14	Class I	99,800	1,000,000
6/11/14	Class I	96,154	1,000,000
9/10/14	Class I	95,969	1,000,000
3/11/15	Class I	104,058	1,000,000
6/10/15	Class I	103,093	1,000,000

MFS purchased the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
3/18/15	Class I	1,032	$10,040

At June 30, 2015, MFS held approximately 90%, 100%, 95%, 100%, and 100% of the outstanding shares of Class I, Class R1, Class R2, Class R4, and Class R5, respectively.

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended June 30, 2015, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,101,074	$2,773,945
Investments (non-U.S. Government securities)	$8,946,272	$11,453,390

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/15		Year ended 6/30/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	120,810	$1,212,770	274,423	$2,713,037
Class B	8,727	83,942	33,389	323,921
Class C	41,599	411,632	65,260	632,979
Class I	20,703	209,527	17,525	176,372
Class R2	286	2,844	669	6,581
Class R3	15,602	154,241	121,907	1,196,803
Class R5	3	35	—	—
	207,730	$2,074,991	513,173	$5,049,693

Shares issued to shareholders in reinvestment of distributions
Class A	36,096	$346,296	3,516	$35,541
Class B	3,913	36,916	53	519
Class C	9,929	93,678	105	1,039
Class I	93,638	901,762	16,984	171,495
Class R1	498	4,709	5	50
Class R2	551	5,267	28	283
Class R3	6,845	65,532	890	8,951
Class R4	556	5,358	90	903
Class R5	570	5,486	96	968
	152,596	$1,465,004	21,767	$219,749

Shares reacquired
Class A	(184,039)	$(1,827,974)	(111,849)	$(1,104,224)
Class B	(8,497)	(83,367)	(9,888)	(97,031)
Class C	(62,263)	(600,663)	(74,784)	(732,763)
Class I	(344,104)	(3,417,215)	(472,097)	(4,709,761)
Class R2	(70)	(669)	(998)	(9,777)
Class R3	(6,501)	(64,562)	(5,168)	(52,082)
Class R5	(4)	(34)	—	—
	(605,478)	$(5,994,484)	(674,784)	$(6,705,638)

Notes to Financial Statements – continued

	Year ended 6/30/15		Year ended 6/30/14
	Shares	Amount	Shares	Amount
Net change
Class A	(27,133)	$(268,908)	166,090	$1,644,354
Class B	4,143	37,491	23,554	227,409
Class C	(10,735)	(95,353)	(9,419)	(98,745)
Class I	(229,763)	(2,305,926)	(437,588)	(4,361,894)
Class R1	498	4,709	5	50
Class R2	767	7,442	(301)	(2,913)
Class R3	15,946	155,211	117,629	1,153,672
Class R4	556	5,358	90	903
Class R5	569	5,487	96	968
	(245,152)	$(2,454,489)	(139,844)	$(1,436,196)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2015, the fund’s commitment fee and interest expense were $108 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	512,603	207,941	(109,482)	611,062
MFS Global Real Estate Fund	113,231	9,279	(35,499)	87,011
MFS Institutional Money Market Portfolio	784,795	13,620,295	(12,845,411)	1,559,679

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$(683,602)	$—	$9,482	$4,210,217
MFS Global Real Estate Fund	46,627	27,829	49,654	1,346,930
MFS Institutional Money Market Portfolio	—	—	1,036	1,559,679

	$(636,975)	$ 27,829	$ 60,172	$7,116,826

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XVI and Shareholders of

MFS Global Multi-Asset Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Multi-Asset Fund (the Fund) (one of the series constituting MFS Series Trust XVI), as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Multi-Asset Fund (one of the series constituting the MFS Series Trust XVI) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 14, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/ Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 47)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until July 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of August 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Benjamin Nastou Natalie Shapiro

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $930,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 7.83% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2015 and 2014, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS Global Multi-Asset Fund	51,223	50,380

For the fiscal years ended June 30, 2015 and 2014, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS Global Multi-Asset Fund	0	0	10,234	10,098	3,147	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Multi-Asset Fund*	597,838	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2015	2014
Fees billed by E&Y:
To MFS Global Multi-Asset Fund, MFS and MFS Related Entities#	707,219	55,098

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XVI

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: August 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: August 14, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 14, 2015

*	Print name and title of each signing officer under his or her signature.